Exhibit 10.8

CERTAIN INFORMATION, MARKED BY BRACKETS AND ASTERISKS (I.E., [***]), HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LICENSE AGREEMENT
University of Michigan File [***]

This Agreement is effective as of December 1, 2010 (the “Effective Date”), between Ascentage Pharma Group (“LICENSEE”) having the address in Article 13 below, and the Regents of the University of Michigan, a constitutional corporation of the state of Michigan (“MICHIGAN”). LICENSEE and MICHIGAN agree as follows:

Article 1 - DEFINITIONS

1.1            “CHINA” means mainland China, Hong Kong, Macau and Taiwan.

1.2            “FIELD OF USE” means therapeutics.

1.3            “FIRST COMMERCIAL SALE” means the first sale, rental, or lease of any LICENSED PRODUCT or first commercial use of any LICENSED PROCESS by LICENSEE or a SUBLICENSEE, other than sale of a LICENSED PRODUCT or use of a LICENSED PROCESS for use in trials, such as field trials or clinical trials, being conducted to obtain FDA or other governmental approvals to market LICENSED PRODUCTS or otherwise commercially use LICENSED PROCESSES.

1.4            “LICENSED PROCESS(ES)” means any process or method that, but for this Agreement, comprises an infringement of (including contributory or inducement), or is covered by, an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS or uses a LICENSED PRODUCT.

1.5            “LICENSED PRODUCT(S)” means any product that: (a) but for this Agreement comprises an infringement of (including contributory or inducement), or is covered by, an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any such product or product part is made, used, imported, offered for sale or sold; or (b) is manufactured by using a LICENSED PROCESS or is employed to practice a LICENSED PROCESS.

1.6            “NET SALES” means the amount billed or invoiced, and if any amount is not billed or invoiced, the amounts received, on sales, rental or lease, however characterized, by LICENSEE and/or SUBLICENSEES of LICENSED PRODUCTS and uses or licenses of LICENSED PROCESSES, less the following deductions (but only to the extent such sums are otherwise included in NET SALES and are not obtained in view of other consideration received by LICENSEE):

(a)            cash discounts actually granted to customers in such invoices for sales or lease of LICENSED PRODUCTS, but only in amounts customary in the trade;

(b)            sales, tariff duties and/or use taxes separately stated in such bills or invoices with reference to particular sales and actually paid by LICENSEE to a governmental unit;

(c)            actual freight expenses between LICENSEE and customers, to the extent such expenses are not charged to or reimbursed by customers; or

(d)            amounts actually refunded or credited on returns.

Where LICENSEE receives any consideration other than cash for such transactions, fair market cash value for such consideration, to be agreed upon by the parties hereto, shall be included in NET SALES.

1.7            “PATENT RIGHTS” means MICHIGAN’S legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)            the following United States and foreign patent(s) and/or patent application(s), and divisionals, continuations (except continuations-in-part), and foreign counterparts of the same:

[***] and

patent applications which are directed to inventions disclosed prior to the Effective Date to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the following Office of Technology Transfer files: [***].

(b)            United States and foreign patents issued from the applications listed in subparagraph 1.7(a) above, including any reissued or reexamined patents based upon the same.

1.8            “ROYALTY PERIOD(S)” means the [***] ending on the last days of June and December each year.

1.9            “SUBLICENSEE(S)” means any person or entity sublicensed, or granted an option for a sublicense, by LICENSEE under this Agreement.

1.10          “TERRITORY” means worldwide.

Article 2 - GRANT OF LICENSE

2.1            MICHIGAN hereby grants to LICENSEE an exclusive license under the PATENT RIGHTS, with the right to grant sublicenses, both subject to the terms and conditions of this Agreement, in the FIELD OF USE and the TERRITORY to make, have made, import, use, market, offer for sale and sell LICENSED PRODUCTS and to practice LICENSED PROCESSES.

2.2            Without limiting any other rights it may have, MICHIGAN specifically reserves the right to practice the PATENT RIGHTS for research, public service, internal (including clinical) and/or educational purposes, and the right to grant the same limited rights to other non-profit research institutions.

2.3            This Agreement shall extend until expiration of the last to expire of the PATENT RIGHTS, unless sooner terminated as provided in another specific article of this Agreement.

2.4            LICENSEE agrees that LICENSED PRODUCTS used, leased or sold in the United States shall be manufactured substantially in the United States.

2.5            The licenses granted in this Agreement are subject to any rights required to be granted under prior research or sponsorship agreements, or retained by the U.S. government, for example in accordance with Chapter 18 or Title 35 of U.S.C. 200-212 and the regulations thereunder (37 CFR Part 401), when applicable. LICENSEE agrees to comply in all respects, and shall provide MICHIGAN with all reasonably requested information and cooperation for MICHIGAN to comply with applicable provisions of the same and any requirements of any contracts between MICHIGAN and any agency of the U.S. government that provided funding for the subject matter covered by the PATENT RIGHTS.

Article 3 - CONSIDERATION

3.1            LICENSEE shall pay royalties to MICHIGAN until the expiration date of the last to expire of PATENT RIGHTS or until this Agreement is terminated. Royalties shall include:

(a)            A License Issue Fee equal to [***]. Such License Issue Fee shall be nonrefundable and is due fourteen days (14) from the complete execution of this Agreement. LICENSEE will pay further fees in the form of reimbursement of certain costs pursuant to Article 7 hereof

(b)            Running Royalties according to the following schedule:

Royalty rate on Total Annual NET SALES in CHINA

Annual NET SALES up to [***]	[***]
Annual NET SALES of [***]	[***]
Annual NET SALES over [***]	[***]

Royalty rate on Total Annual NET SALES in all other territories:

Annual NET SALES up to [***]	[***]
Annual NET SALES of [***]	[***]
Annual NET SALES of [***]	[***]
Annual NET SALES over [***]	[***]

If LICENSEE makes any NET SALES to any party affiliated with LICENSEE, or in any way directly or indirectly related to or under the common control with LICENSEE, at a price less than the regular price charged to other parties, the Running Royalties payable to MICHIGAN shall be computed on the basis of the regular price charged to other parties.

(c)            Non-Sales Based Sublicense Royalties of any revenue not based on NET SALES LICENSEE receives from SUBLICENSEES or assignees in consideration for rights under the PATENT RIGHTS (e.g., license issue fees, maintenance fees, milestone payments, other royalties) according to the following schedule at which revenue is received:

(i)	[***] prior to initiation of [***].

(ii)	[***] prior to initiation of [***] in any country.

(iii)	[***] after initiation of [***] in any country and thereafter

(d)            Payment of patent costs incurred by MICHIGAN of $37,378.13 as of October 31, 2010, such payment to be due within fourteen (14) days of the Effective Date.

(e)            LICENSEE shall pay to MICHIGAN minimum annual royalties (“Annual Fee”). This Annual Fee is accrued on June 30 of the years specified below, and is payable with the semi-annual report for the ROYALTY PERIOD in which the Annual Fee accrues. LICENSEE may credit each Annual Fee in full against all royalties under subparagraphs (b) and (c) above otherwise due MICHIGAN for the prior July 1 through the June 30 on which the Annual Fee accrues. The Annual Fees are:

(i)	Beginning in 2018 or in the calendar year of completion of [***] clinical trial for [***] , whichever is earlier: [***];

(ii)	Beginning one year after [***] or 2020, whichever is earlier: [***];

(iii)	Beginning one year after [***] in a country other than CHINA [***] ; and

(iv)	Three years from [***] in a country other than [***] and in each year thereafter: [***] .

(f)            LICENSEE shall pay milestone payments as follows:

(i)	[***] upon initiation of [***] trials for each [***]

(ii)	[***] upon [***]

(iii)	[***] upon completion of [***] trials for [***] in a country other than [***]

(iv)	[***] upon completion of [***] clinical trial for [***] in a country other than [***]

(v)	[***] upon registration of [***] in the first major geographic market other than [***]

Milestone payments, except for registration payment, are non-refundable and non-creditable against future royalties, with the exception that the registration payment is fully creditable against future royalties.

(g)            Concurrent with execution of this License Agreement, LICENSEE agrees to enter into a sponsored program of a minimum of $600,000 for 18 months.

3.2            LICENSEE shall be responsible for the payment of all taxes, duties, levies, and other charges imposed by any taxing authority with respect to the royalties payable to MICHIGAN under this agreement. Should LICENSEE be required under any law or regulation of any government entity or authority to withhold or deduct any portion of the payments on royalties due to MICHIGAN, then the sum payable to MICHIGAN shall be increased by the amount necessary to yield to MICHIGAN an amount equal to the sum it would have received had no withholdings or deductions been made. MICHIGAN shall cooperate reasonably with LICENSEE in the event LICENSEE elects to assert, at its own expense, MICHIGAN’S exemption from any such tax or deduction.

3.3            LICENSEE is not obligated to pay multiple royalties if any LICENSED PRODUCT or LICENSED PROCESS is covered by more than one claim of PATENT RIGHTS or the same LICENSED PRODUCT is covered by claims in two or more countries.

3.4            Royalty payments shall be made to “The Regents of the University of Michigan” in United States dollars. Payments drawn directly on a U.S. bank may be made by either check to the address in Article 13 or by wire transfer. Any payment drawn on a foreign bank or foreign branch of a U.S. bank shall be made only by wire transfer. Wire transfers shall be made in accordance with the following or any other instructions as may be specified by [***]. In computing royalties, LICENSEE shall convert any revenues it receives in foreign currency into its equivalent in United States dollars at the most recent exchange rate published in the Wall Street Journal on the last business day of the ROYALTY PERIOD during which such payments are received by LICENSEE, or at such other exchange rate as the parties may agree to in writing.

3.5            Royalty payments shall be made on a semi-annual basis with submission of the reports required by Article 4. All amounts due under this Agreement, including amounts due for the payment of patent expenses, shall, if overdue, be subject to a charge of interest compounded monthly until payment, at a per annum rate of five percent (5%) above the prime rate in effect at the JP Morgan Chase Bank, N.A. or its successor bank on the due date (or at the highest allowed rate if a lower rate is required by law) or $250, whichever is greater. The payment of such interest shall not foreclose MICHIGAN from exercising any other rights it may have resulting from any late payment. LICENSEE shall reimburse MICHIGAN for the costs, including reasonable attorney fees, for expenses paid in order to collect any amounts overdue more than 120 days.

3.5.1       (a) Within thirty (30) days of the Effective Date, LICENSEE shall issue to MICHIGAN that number of shares of common stock of LICENSEE which equals five percent (5.0%) of the shares of LICENSEE’s capital stock issued and outstanding on a fully-diluted as-converted basis immediately after such issuance.

(b)            LICENSEE shall make such transfer pursuant to, and subject to the terms of, the form of Stock Transfer Agreement attached hereto as Appendix A (the “STOCK TRANSFER AGREEMENT”). For purposes of this Paragraph 3.6.1, “fully-diluted” means, on an as converted or exercised basis (or both) as applicable, the sum of (i) the number of all shares of capital stock or other equity interest of LICENSEE issued and outstanding, (ii) the number of shares of capital stock or other equity interest subject to, or reserved in respect of (unless already accounted for in clause (i) above), any outstanding right to acquire capital stock or other equity interest in LICENSEE, and (iii) all shares of capital stock or other equity or profits interest reserved in respect of any plan or other arrangement for the issuance of capital stock or other equity or profits interest or rights to acquire the same, including, without limitation, any stock option, restricted stock or profits interest plan in place as of the Effective Date.

3.5.2            If LICENSEE proposes to offer, issue, sell or exchange (“Offer”) any equity securities of LICENSEE, or any securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities (collectively, “New Securities”), then Company will first deliver to MICHIGAN a written notice of its intent to Offer such New Securities. Such notice should specify in reasonable detail the New Securities to be offered, including the total number of securities, the applicable rights and preferences associated therewith, the purchase price, the purchaser, and the number of securities eligible for purchase by MICHIGAN under this provision. For thirty days after receipt of the written notice, MICHIGAN or its designee will have the right to purchase up to that portion of the New Securities which equals the proportion that the Stock issued and held, or issuable upon conversion of all securities and options then held, by MICHIGAN bears to the total Stock of LICENSEE then outstanding or issuable upon conversion of all securities and options then held. If at the end of the thirty day period, MICHIGAN elects to purchase less than all of the New Securities it is eligible to purchase, then LICENSEE may, during the ninety day period following the expiration of such thirty day period, Offer the remaining unsubscribed portion of such New Securities to any person at a price not less than, and upon terms no more favorable to the offeree than, those specified in the written notice. If LICENSEE does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty days of the execution thereof, the rights provided hereunder shall be deemed to be revived and such New Securities shall not be Offered unless first reoffered to MICHIGAN in accordance with this Section. MICHIGAN shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. The term “Affiliates” for this purpose shall mean (a) any entity controlled by MICHIGAN, or (b) any affiliate of MICHIGAN or any other entity in which MICHIGAN has a financial interest or investment, provided that such affiliate or entity is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended. This right of first offer shall expire immediately prior to LICENSEE’s firm commitment bona fide initial public offering. This right of first offer shall not be applicable to New Securities (a) that are issued to employees, officers or directors of, or consultants or advisors to, LICENSEE pursuant to equity compensation plans or arrangements approved by the Board of Directors of LICENSEE, (b) that are issued upon the conversion, exercise or exchange of other securities outstanding on the date of this Agreement, or (c) that are issued in a stock split or stock split in the nature of dividend by LICENSEE that is paid on a proportionate non-cash basis to all holders of LICENSEE’S capital stock.

Article 4 - REPORTS

4.1            Until the FIRST COMMERCIAL SALE, LICENSEE shall provide to MICHIGAN a written annual report on or before July 30 of each year. The annual report shall include: reports of progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the preceding twelve (12) months, and plans for the coming year. LICENSEE also shall report to MICHIGAN the date of first sale or lease of LICENSED PRODUCTS (or results of LICENSED PROCESSES) in each country within thirty (30) days of occurrence.

4.2            After the FIRST COMMERCIAL SALE, LICENSEE shall provide semi-annual reports to MICHIGAN. By each July 30 and January 31 (i.e., within one month after each ROYALTY PERIOD closes, including the close of the ROYALTY PERIOD immediately following any termination of this Agreement), LICENSEE shall report to MICHIGAN for that ROYALTY PERIOD:

(a)            number of LICENSED PRODUCTS sold, leased, or distributed, however characterized, by LICENSEE and each SUBLICENSEE.

(b)            NET SALES, excluding the deductions provided therefor, of LICENSED PRODUCTS sold, distributed, used, rented, leased, or licensed, however characterized, by LICENSEE and all SUBLICENSEES.

(c)            accounting for all LICENSED PROCESSES used, sold, or licensed, however characterized, by LICENSEE and all SUBLICENSEES included in NET SALES, excluding the deductions therefor.

(d)            deductions applicable as provided in the definition for NET SALES above.

(e)            royalties due on additional payments from SUBLICENSEES under Paragraph 3.1 above, including supporting figures.

(f)            foreign currency conversion rate and calculations (if applicable) and total royalties due.

(g)            names, addresses, and U.S.P.T.O. Entity Status (as discussed in Paragraph 4.5) of all SUBLICENSEES having a sublicense or option therefor any time during the particular ROYALTY PERIOD.

(h)            for each sublicense or amendment thereto completed in the particular ROYALTY PERIOD (including agreements under which LICENSEE will have LICENSED PRODUCTS made by a third party), the date of each agreement and amendment, the territory of the sublicense, the scope of the sublicense, and the nature, timing and amounts of all fees and royalties to be paid thereunder.

(i)            any milestone (under Article 3 or Article 5) that has been achieved, and any milestone that was due during the ROYALTY PERIOD but not achieved, specifying each milestone and whether or not it was achieved.

LICENSEE shall include the amount of all payments due, and the various calculations used to arrive at those amounts, including the quantity, description (nomenclature and type designation as described in Paragraph 4.3 below), country of manufacture and country of sale or use of LICENSED PRODUCTS and LICENSED PROCESSES. LICENSEE shall direct its authorized representative to certify that reports required hereunder are correct to the best of LICENSEE’s knowledge and information. Failure to provide reports as required under this Article 4 shall be a material breach of this Agreement.

If no payment is due, LICENSEE shall so report to MICHIGAN that no payment is due.

4.3            LICENSEE shall promptly establish and consistently employ a system of specific nomenclature and type designations for LICENSED PRODUCTS and LICENSED PROCESSES to permit identification and segregation of various types where necessary. LICENSEE shall consistently employ, and shall require SUBLICENSEES to consistently employ, the system when rendering invoices thereon and shall inform MICHIGAN, or its auditors, when requested, as to the details concerning such nomenclature system, all additions thereto and changes therein.

4.4            LICENSEE shall keep, and shall require SUBLICENSEES to keep, true and accurate records containing data reasonably required for the computation and verification of payments due under this Agreement. LICENSEE shall, and it shall require all SUBLICENSEES and those making LICENSED PRODUCTS, to: (a) open such records for inspection upon reasonable notice during business hours, and no more than once per year, by either MICHIGAN auditor(s) or an independent certified accountant selected by MICHIGAN, for the purpose of verifying the amount of payments due; and (b) retain such records for six (6) years from date of origination.

The terms of this Article shall survive any termination of this Agreement. MICHIGAN is responsible for all expenses of such inspection, except that if any inspection reveals an underpayment greater than five percent (5%) of royalties due MICHIGAN, then LICENSEE shall pay all expenses of that inspection and the amount of the underpayment and interest to MICHIGAN within twenty-one (21) days of written notice thereof. LICENSEE shall also reimburse MICHIGAN for reasonable expenses required to collect the amount underpaid.

4.5            So that MICHIGAN may pay the proper U.S. Patent and Trademark Office fees relating to the PATENT RIGHTS, if LICENSEE, any company related to LICENSEE or SUBLICENSEE (including optionees) does not qualify as a “Small Entity” under U.S. patent laws, LICENSEE shall notify MICHIGAN immediately. The parties understand that the changes to LICENSEE’s, SUBLICENSEE’s or optionees’ businesses that might affect entity status include: acquisitions, mergers, hiring of a total of more than 500 total employees, sublicense agreements, and sublicense options.

Article 5 - DILIGENCE

5.1            LICENSEE shall use commercially reasonable efforts to bring a full scope of LICENSED PRODUCTS to market or one or more LICENSED PROCESSES to commercial use through a thorough, vigorous and diligent program for exploiting the PATENT RIGHTS and to continue active, diligent marketing efforts throughout the life of this Agreement. LICENSEE has the responsibility to do all that is necessary to obtain and retain any governmental approvals to manufacture and/or sell LICENSED PRODUCTS and/or use LICENSED PROCESSES for all relevant activities of LICENSEE and SUBLICENSEES.

5.2            As part of the diligence required by Paragraph 5.1, LICENSEE agrees to reach the following commercialization and research and development milestones for the LICENSED PRODUCTS and LICENSED PROCESSES (together the “MILESTONES”) by the following dates:

1.            Nominate clinical development lead compound for [***] project, including non-GMP scale-up production, pre-formulation, non-GLP preclinical toxicity and pharmacokinetic studies of the lead compounds completed in [***] for such selection with eighteen (18) months of the Effective Date.

2.            Nominate clinical development lead compound for [***], including non-GMP scale-up production, pre-formulation, non-GLP preclinical toxicity and pharmacokinetic studies of the lead compounds completed in [***] for such selection with thirty-six (36) months of the Effective Date.

3.            IND filing with US FDA or equivalent regulatory agency of foreign countries such as [***] project, including GMP scale-up production and GLP toxicology studies of the lead compounds completed in [***] for such selection with eighteen (18) months of selection of the clinical development lead compounds.

4.            Receive second round of financing of a minimum of $5M within thirty-six (36) months of the Effective Date.

5.            Receive third round of financing of a minimum of $20M within seventy-two (72) months of the Effective Date.

6.            File IND for second compound within thirty-six (36) months of the closing of the Series B Financing

7.            File IND for a third compound within seventy-two (72) months of the closing of the Series B Financing.

8.            [***] trials for [***] within twelve (12) months of IND filing with appropriate regulatory agency.

9.            [***] clinical trials for [***] within twelve (12) months of successful completion of [***] trials.

10.          [***] clinical trials for [***] with twelve (12) months of successful completion of [***].

5.3            LICENSEE must achieve each MILESTONE on or before the deadline dates indicated and MICHIGAN shall have the sole discretion to determine the validity of a MILESTONE being reached. LICENSEE shall notify MICHIGAN within ten (10) days after each such deadline as to whether or not such MILESTONE was met. If LICENSEE fails to meet any MILESTONE under this Article by the date of any MILESTONE deadline, LICENSEE will be deemed to be in material breach of this Agreement, and MICHIGAN may terminate the Agreement effective on thirty (30) days notice, unless LICENSEE achieves the MILESTONE within this thirty day period. Notwithstanding, MICHIGAN may terminate this Agreement immediately if LICENSEE fails to achieve a MILESTONE by the indicated date and does not provide the notice to MICHIGAN referred to above.

Article 6 - SUBLICENSING

6.1            LICENSEE shall notify MICHIGAN in writing of every sublicense agreement and each amendment thereto within thirty (30) days after their execution, and indicate the name of the SUBLICENSEE and its number of employees, the territory of the sublicense, the scope of the sublicense, and the nature, timing and amounts of all fees and royalties to be paid thereunder. Upon request, LICENSEE shall provide MICHIGAN with a copy of sublicense agreements.

6.2            LICENSEE shall not receive from SUBLICENSEES anything of value other than cash payments in consideration for any sublicense under this Agreement, without the express prior written permission of MICHIGAN.

6.3            Each sublicense granted by LICENSEE under this Agreement shall provide for its termination upon termination of this Agreement. Each sublicense shall terminate upon termination of this Agreement unless LICENSEE has previously assigned its rights under the sublicense to MICHIGAN and MICHIGAN has agreed at its sole discretion in writing to such assignment.

6.4            LICENSEE shall require that all sublicenses:

(1)            be consistent with the terms and conditions of this Agreement;

(2)            contain the SUBLICENSEE’S acknowledgment of the disclaimer of warranty and limitation on MICHIGAN’s liability, as provided by Article 9 below; and

(3)            contain provisions under which the SUBLICENSEE accepts duties at least equivalent to those accepted by the LICENSEE in the following Paragraphs: 4.4 (duty to keep records); 4.5 (duty regarding Patent Office fees); 9.4 (duty to avoid improper representations or responsibilities); 10.1 (duty to defend, hold harmless, and indemnify MICHIGAN); 10.3 (duty to maintain insurance); 14.5 (duty to properly mark LICENSED PRODUCTS with patent notices); 14.7 (duty to restrict the use of MICHIGAN’s name); 14.8 (duty to control exports).

Article 7 - PATENT APPLICATIONS AND MAINTENANCE

7.1            MICHIGAN has the right to control all aspects of filing, prosecuting, and maintaining all of the patents and patent applications that form the basis for the PATENT RIGHTS, interferences, and disputes (including litigation) regarding inventorship. LICENSEE shall fully cooperate in such activities.

7.2            MICHIGAN shall notify LICENSEE of all information received by MICHIGAN relating to the filing, prosecution and maintenance of the patents and patent applications which form the basis of the PATENT RIGHTS, and shall make reasonable efforts to allow LICENSEE to review, comment, and advise upon such information. LICENSEE agrees to hold such information confidential and to use the information provided by MICHIGAN only for the purpose of advancing MICHIGAN’s PATENT RIGHTS.

7.3            LICENSEE shall reimburse MICHIGAN for all fees and costs relating to the activities described in this Article. Such reimbursement shall be made within thirty (30) days of receipt of MICHIGAN’s invoice and shall be subject to the interest and other requirements specified in Paragraph 3.5 above.

Article 8 - ENFORCEMENT

8.1            Each party shall promptly advise the other in writing of any known acts of potential infringement of the PATENT RIGHTS by another party. LICENSEE has the first option to police the PATENT RIGHTS against infringement by other parties within the TERRITORY and the FIELD OF USE, but LICENSEE shall notify MICHIGAN in writing thirty (30) days before filing any suit. LICENSEE shall not file any suit without a diligent investigation of the merits of such suit by its counsel, including with respect to PATENT RIGHTS. This right to police includes defending any action for declaratory judgment of noninfringement or invalidity; and prosecuting, defending or settling all infringement and declaratory judgment actions at its expense and through counsel of its selection, except that LICENSEE shall make any such settlement only with the advice and consent of MICHIGAN. If LICENSEE has a reasonable basis for policing the patents, MICHIGAN shall provide reasonable assistance to LICENSEE with respect to such actions, but only if LICENSEE reimburses MICHIGAN for out-of-pocket expenses incurred in connection with any such assistance rendered at LICENSEE’S request or reasonably required by MICHIGAN and if LICENSEE notifies MICHIGAN in writing thirty (30) days before filing any suit. MICHIGAN retains the right to participate, with counsel of its own choosing and at its own expense, in any action under this Paragraph. LICENSEE shall defend, indemnify and hold harmless MICHIGAN with respect to any counterclaims asserted by an alleged infringer reasonably related to the enforcement of the PATENT RIGHTS under this Paragraph, including but not limited to antitrust counterclaims and claims for recovery of attorney fees.

If a claim or counterclaim is made by any third party that any of the PATENT RIGHTS is invalid or unenforceable, then MICHIGAN, at its sole option, shall have the right to intervene and assume control over the defense of such claim, and LICENSEE shall provide reasonable cooperation in the defense of such claim. If a third party asserts jurisdiction for any such action solely as the result of acts of MICHIGAN and MICHIGAN exercises it right to control, then MICHIGAN shall be responsible for the reasonable costs and fees of defending such action, but otherwise the remainder of this article shall control.

8.2            If LICENSEE recovers damages in patent litigation or settlement thereof, the award shall be applied first to satisfy LICENSEE’S and MICHIGAN’S reasonable expenses and legal fees for the litigation. The remaining balance shall be divided equally between LICENSEE and MICHIGAN. This provision shall control the division of revenues where a license is granted as part of a settlement of such lawsuit.

8.3            If LICENSEE fails to take action to abate any alleged infringement of patents which form the basis for the PATENT RIGHTS within sixty (60) days of a request by MICHIGAN to do so (or within a shorter period if required to preserve the legal rights of MICHIGAN under any applicable laws) then MICHIGAN has the right to take such action (including prosecution of a suit) at its expense and LICENSEE shall use reasonable efforts to cooperate in such action, at LICENSEE’s expense. During such action LICENSEE shall not have the right to grant sublicenses without MICHIGAN’S permission, and MICHIGAN has full authority to settle on such terms as MICHIGAN determines. If MICHIGAN recovers damages in patent litigation or settlement thereof, the award shall be applied first to satisfy MICHIGAN’S unreimbursed expenses and legal fees for the litigation, and then to reimburse LICENSEE for any reasonable unreimbursed expenses and legal fees for the litigation (such payment not to exceed the recovery or settlement amounts MICHIGAN actually receives). The remaining balance shall be divided equally between LICENSEE and MICHIGAN. This provision shall control the division of revenues where a license is granted as part of a settlement of such litigation.

Article 9 - NO WARRANTIES; LIMITATION ON MICHIGAN’S LIABILITY

9.1            MICHIGAN, including its Regents, fellows, officers, employees and agents, makes no representations or warranties that PATENT RIGHTS are or will be held valid or enforceable, or that the manufacture, importation, use, offer for sale, sale or other distribution of any LICENSED PRODUCTS or LICENSED PROCESSES will not infringe upon any patent or other rights.

9.2            MICHIGAN, INCLUDING ITS REGENTS, FELLOWS, OFFICERS, EMPLOYEES AND AGENTS, MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSUMES NO RESPONSIBILITIES WHATEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY LICENSEE OR SUBLICENSEES OF LICENSED PRODUCTS OR LICENSED PROCESSES.

9.3            LICENSEE AND SUBLICENSEES ASSUME THE ENTIRE RISK AS TO PERFORMANCE OF LICENSED PRODUCTS AND LICENSED PROCESSES. In no event shall MICHIGAN, including its Regents, fellows, officers, employees and agents, be responsible or liable for any direct, indirect, special, incidental, or consequential damages or lost profits or other economic loss or damage with respect to LICENSED PRODUCTS or LICENSED PROCESSES, to LICENSEE, SUBLICENSEES or any other individual or entity regardless of legal or equitable theory. The above limitations on liability apply even though MICHIGAN, its Regents, fellows, officers, employees or agents may have been advised of the possibility of such damage.

9.4            LICENSEE shall not, and shall require that its SUBLICENSEES do not, make any statements, representations or warranties whatsoever to any person or entity, or accept any liabilities or responsibilities whatsoever from any person or entity that are inconsistent with any disclaimer or limitation included in this Article 9.

Article 10 - INDEMNITY; INSURANCE

10.1          LICENSEE shall defend, indemnify and hold harmless and shall require SUBL1CENSEES to defend, indemnify and hold harmless MICHIGAN, including its Regents, fellows, officers, employees, students, and agents, for and against any and all claims, demands, damages, losses, and expenses of any nature (including attorneys’ fees and other litigation expenses), resulting from, but not limited to, death, personal injury, illness, property damage, economic loss or products liability arising from or in connection with, any of the following: (1) Any manufacture, use, sale or other disposition by LICENSEE, SUBLICENSEES or transferees of LICENSED PRODUCTS or LICENSED PROCESSES; (2) The use by any person of LICENSED PRODUCTS made, used, sold or otherwise distributed by LICENSEE or SUBLICENSEES; and (3) The use or practice by LICENSEE or SUBLICENSEES of any invention or computer software related to the PATENT RIGHTS.

10.2          MICHIGAN is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such claims, demands, damages, losses and expenses under Paragraph 10.1 above. LICENSEE shall not settle any such legal action with an admission of liability of MICHIGAN without MICHIGAN’S written approval.

10.3          Prior to any distribution or commercial use of any LICENSED PRODUCT or use of any LICENSED PROCESS by LICENSEE, LICENSEE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE and MICHIGAN with respect the events covered by Paragraph 10.1. Prior to any distribution or use of any LICENSED PRODUCT or use of any LICENSED PROCESS by a SUBLICENSEE, LICENSEE shall require that the SUBLICENSEE purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, SUBLICENSEE, and MICHIGAN with respect to the events covered by Paragraph 10.1. Each such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED PROCESS used and any LICENSED PRODUCTS manufactured, used, sold, licensed or otherwise distributed by LICENSEE — or, in the case of a SUBLICENSEE’s policy, by said SUBLICENSEE -- and must specify MICHIGAN, including its Regents, fellows, officers and employees, as an additional insured. LICENSEE shall furnish certificate(s) of such insurance to MICHIGAN, upon request.

10.4          In no event shall either party hereunder be liable to the other for any special, indirect, or consequential damages of any kind whatsoever resulting from any breach or default of this Agreement.

Article 11 - TERM AND TERMINATION

11.1          If LICENSEE ceases to carry on its business, this Agreement shall terminate upon written notice by MICHIGAN attempted to be delivered to the address for notices provided in Article 13.

11.2          If LICENSEE fails to make any payment due to MICHIGAN, upon ten (10) days’ written notice by MICHIGAN, this Agreement shall automatically terminate unless MICHIGAN specifically extends such date in writing. Such termination shall not foreclose MICHIGAN from collection of any amounts remaining unpaid or seeking other legal relief.

11.3          Upon any material breach or default of this Agreement by LICENSEE (other than as specifically provided herein, the terms of which shall take precedence over the handling of any other material breach or default under this Paragraph), MICHIGAN has the right to terminate this Agreement effective on thirty (30) days’ written notice to LICENSEE. Such termination shall become automatically effective upon expiration of the thirty day period unless LICENSEE cures the material breach or default before the period expires.

11.4            LICENSEE has the right to terminate this Agreement at any time on ninety (90) days’ written notice to MICHIGAN if LICENSEE first:

(a)            pays all amounts due MICHIGAN through the effective date of the termination;

(b)            submits a final report of the type described in Paragraph 4.2;

(c)            returns any patent documentation (including that exchanged under Article 7) and any other confidential or trade-secret materials provided to LICENSEE by MICHIGAN in connection with this Agreement, or, with prior approval by MICHIGAN, destroys such materials, and certifies in writing that such materials have all been returned or destroyed;

(d)            suspends its manufacture, use and sale of the LICENSED PROCESS(ES) AND LICENSED PRODUCT(S);

(e)            provides MICHIGAN with all data and know-how developed by LICENSEE in the course of LICENSEE’s efforts to develop LICENSED PRODUCTS and LICENSED PROCESSES; MICHIGAN shall have the right to use such data and know-how for any purpose whatsoever, including the right to transfer same to future licensees; and

(f)            provides MICHIGAN access to any regulatory information filed with any U.S. or foreign government agency with respect to LICENSED PRODUCTS and LICENSED PROCESSES.

Upon notice of intent to terminate, MICHIGAN may elect to immediately terminate this Agreement upon written notice.

11.5          Upon any termination of this Agreement, and except as provided herein to the contrary, all rights and obligations of the parties hereunder shall cease, except any previously accrued rights and obligations and further as follows:

(1)            obligations to pay royalties and other sums, or to transfer equity or other consideration, accruing hereunder up to the day of such termination, whether or not this Agreement provides for a number of days before which actual payment is due and such date is after the day of termination;

(2)            MICHIGAN’s rights to inspect books and records as described in Article 4, and LICENSEE’S obligations to keep such records for the required time;

(3)            any cause of action or claim of LICENSEE or MICHIGAN accrued or to accrue because of any breach or default by the other party hereunder;

(4)            the provisions of Articles 1, 9, 10, and 14; and

(5)            all other terms, provisions, representations, rights and obligations contained in this Agreement that by their sense and context are intended to survive until performance thereof by either or both parties.

11.6          After the license(s) granted herein terminate, if LICENSEE has filed patent applications or obtained patents to any modification or improvement to LICENSED PRODUCTS or LICENSED PROCESSES within the scope of the PATENT RIGHTS, LICENSEE agrees upon request to enter into good faith negotiations with MICHIGAN or MICHIGAN’s future licensee(s) for the purpose of granting licensing rights to said modifications or improvements in a timely fashion and under commercially reasonable terms.

11.7          If LICENSEE asserts the invalidity or unenforceability of any claim included in the PATENT RIGHTS, including by way of litigation or administrative proceedings, either directly or through any other party, then MICHIGAN shall have the right to immediately terminate this Agreement upon written notice to LICENSEE.

Article 12 - REGISTRATION AND RECORDATION

12.1          If the terms of this Agreement, or any assignment or license under this Agreement are or become such as to require that the Agreement or license or any part thereof be registered with or reported to a national or supranational agency, LICENSEE will, at its expense, undertake such registration or report. Prompt notice and appropriate verification of the act of registration or report or any agency ruling resulting from it will be supplied by LICENSEE to MICHIGAN upon request.

12.2          LICENSEE shall also carry out, at its expense, any formal recordation of this Agreement or any license herein granted that the law of any country requires as a prerequisite to enforceability of the Agreement or license in the courts of any such country or for other reasons, and shall promptly furnish to MICHIGAN appropriately verified proof of recordation.

Article 13 - NOTICES

13.1          Any notice, request, or report required or permitted to be given or made under this Agreement by either party is effective when mailed if sent by recognized overnight carrier, certified or registered mail, or electronic mail followed by confirmation by U.S. mail, to the address set forth below or such other address as such party specifies by written notice given in conformity herewith, Any notice, request, or report not so given is not effective until actually received by the other party.

To MICHIGAN:	To LICENSEE:

The University of Michigan	Ascentage Pharma Group Corp. Ltd.
Office of Technology Transfer	11/F, AXA Center
1600 Huron Parkway 2nd Floor	151 Gloucester Road
Ann Arbor, MI 48109-2590	Wanchai, Hong Kong
Attn: File No. [***]	Attn: Dajun Yang, President and CEO

Article 14 - MISCELLANEOUS PROVISIONS

14.1          This Agreement shall be construed, governed, interpreted and applied according to United States and state of Michigan law, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

14.2          The parties hereby consent to the jurisdiction of the courts in the state of Michigan over any dispute concerning this Agreement or the relationship between the parties. Should LICENSEE bring any claim, demand or other action against MICHIGAN, its Regents, fellows, officers, employees or agents, arising out of this Agreement or the relationship between the parties, LICENSEE agrees to bring said action only in the Michigan Court of Claims.

14.3          MICHIGAN and LICENSEE agree that this Agreement sets forth their entire understanding concerning the subject matter of this Agreement. The parties may amend this Agreement from time to time, but no modification will be effective unless both MICHIGAN and LICENSEE agree to it in writing.

14.4          If a court of competent jurisdiction finds any term of this Agreement invalid, illegal or unenforceable, that term will be curtailed, limited or deleted, but only to the extent necessary to remove the invalidity, illegality or unenforceability, and without in any way affecting or impairing the remaining terms.

14.5          LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked to comply with the patent laws and practices of the countries of manufacture, use and sale.

14.6          No waiver by either party of any breach of this Agreement, no matter how long continuing or how often repeated, is a waiver of any subsequent breach thereof, nor is any delay or omission on the part of either party to exercise or insist on any right, power, or privilege hereunder a waiver of such right, power or privilege. In no event shall any waiver be deemed valid unless it is in writing and signed by an authorized representative of each party.

14.7          LICENSEE agrees to refrain from using and to require SUBLICENSEES to refrain from using the name of MICHIGAN in publicity or advertising without the prior written approval of MICHIGAN. Reports in scientific literature and presentations of joint research and development work are not publicity. Notwithstanding this provision, without prior written approval of MICHIGAN, LICENSEE and SUBLICENSEES may state publicly that LICENSED PRODUCTS and PROCESSES were developed by LICENSEE based upon an invention(s) developed at the University of Michigan and/or that the PATENT RIGHTS were licensed from the University of Michigan.

14.8          LICENSEE agrees to comply with all applicable laws and regulations. In particular, LICENSEE understands and acknowledges that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. These laws and regulations prohibit or require a license for the export of certain types of technical data to certain specified countries. LICENSEE agrees to comply with all United States laws and regulations controlling the export of commodities and technical data, to be solely responsible for any violation of such laws and regulations by LICENSEE or its SUBLICENSEES, and to defend, indemnify and hold harmless MICHIGAN and its Regents, fellows, officers, employees and agents if any legal action of any nature results from the violation.

14.9          The relationship between the parties is that of independent contractor and contractee. Neither party is an agent of the other in connection with the exercise of any rights hereunder, and neither has any right or authority to assume or create any obligation or responsibility on behalf of the other.

14.10        LICENSEE may not assign this Agreement without the prior written consent of MICHIGAN and shall not pledge any of the license rights granted in this Agreement as security for any creditor. Any attempted pledge of any of the rights under this Agreement or assignment of this Agreement without the prior consent of MICHIGAN will be void from the beginning. No assignment by LICENSEE will be effective until the intended assignee agrees in writing to accept all of the terms and conditions of this Agreement, and such writing is provided to MICHIGAN. Notwithstanding, LICENSEE may, without MICHIGAN’s consent, assign its rights under this Agreement to a purchaser of all or substantially all of LICENSEE’s business relating to the subject matter of this Agreement, so long as such assignee provides a statement in writing to MICHIGAN that it agrees to accept all the terms and conditions of this Agreement in the place of LICENSEE.

14.11        If during the term of this Agreement, LICENSEE makes or attempts to make an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy or insolvency are instituted on behalf of or against LICENSEE, or if a receiver or trustee is appointed for the property of LICENSEE, this Agreement shall automatically terminate. LICENSEE shall notify MICHIGAN of any such event mentioned in this Paragraph as soon as reasonably practicable, and in any event within five (5) days after any such event.

Article 15 - CONFLICT OF INTEREST MANAGEMENT

15.1          This Agreement and the licenses granted hereunder are subject to approval by a two-thirds majority vote of the Regents of the University of Michigan.

15.2          Unless MICHIGAN provides appropriate formal approvals, continuing development of LICENSED PRODUCTS and LICENSED PROCESSES will take place without the use of MICHIGAN funds, facilities, or other resources of or funds administered by MICHIGAN.

15.3          LICENSEE shall cooperate with MICHIGAN in developing and implementing appropriate plans for management of potential conflicts of interest and conflicts of commitment of MICHIGAN employees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

FOR LICENSEE		FOR THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By	/s/ Dajun Yang	By	/s/ Kenneth J. Nisbet

	Dajun Yang, M.D., Ph.D. President & CEO		Kenneth J. Nisbet Executive Director, UM Technology Transfer

Date	12/1/10	Date	11/30/10

APPENDIX A TO LICENSE AGREEMENT

EQUITY TRANSFER AGREEMENT
BETWEEN [NAME OF LICENSEE]
AND THE REGENTS OF THE UNIVERSITY OF MICHIGAN

[***]

FIRST AMENDMENT TO LICENSE AGREEMENT

This amendment, dated 30 May, 2013, is by and between Ascentage Pharma Group (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS, LICENSEE and MICHIGAN entered into a license agreement dated 1 December 2010 (the “License Agreement”); and

WHEREAS, MICHIGAN and LICENSEE desire to modify certain provisions of the License Agreement as provided herein.

NOW THEREFORE, MICHIGAN and LICENSEE hereby agree as follows:

1.              Existing Paragraph 1.7 shall be deleted in its entirety and replaced with the following;

1.7           “PATENT RIGHTS” means MICHIGAN’S legal rights under the patent laws of the United States or relevant foreign countries for all of the following.

(a)            the following United States and foreign patent(s) and/or patent application(s), and divisionals, continuations (except continuations-in-part), and foreign counterparts of the same:

[***]

Patent applications which are directed to inventions disclosed prior to the Effective Date to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the following Office of Technology Transfer files: [***]” and

(b)            United States and foreign patents issued from the applications listed in subparagraph 1.7(a) above, including any reissued or reexamined patents based upon the same.

2.              Paragraph 3.6.1 shall be deleted in its entirety and replaced with the following:

3.6.1              Upon the closing of a CHANGE IN CONTROL as defined below, LICENSEE shall pay or cause to be paid or issued to MICHIGAN a LIQUIDITY PAYMENT. “LIQUIDITY PAYMENT” shall mean an amount equal to a [***] by the third party acquiring LICENSEE in such transaction (the “CONSIDERATION”), calculated as [***] of the total CONSIDERATION.

The value of any non-monetary consideration so paid shall be as determined pursuant to the documentation evidencing such transaction. Promptly upon execution of any such documentation, LICENSEE shall provide MICHIGAN with a complete copy thereof. Upon the closing of such transaction, LICENSEE shall provide MICHIGAN with an accounting of the amount payable to MICHIGAN and LICENSEE or the stockholders of LICENSEE, as applicable.

“CHANGE IN CONTROL” means any of the following, whether accomplished through one or a series of related transactions: (a) a merger or acquisition in which LICENSEE is not the surviving entity, except for a transactions the principal purpose of which is to change the State in which LICENSEE is incorporated; (b) the sale, transfer or other disposition of all or substantially all of the assets of LICENSEE; (c) any transaction by which fifty percent (50%) or more of LICENSEE’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such transaction, including, without limitation, any reverse or other merger in which LICENSEE is the surviving entity, or (d) the initial offering of LICENSEE stock to the public in firmly-underwritten offering registered under the Securities Act of 1933, as amended, provided, however, that (i) any consolidation or merger effected exclusively to change the domicile of LICENSEE, or (ii) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by LICENSEE or indebtedness of LICENSEE is cancelled or converted or a combination thereof shall not constitute a Change of Control.

3.              LICENSEE shall pay $50,687.17 in unreimbursed patent expenses as of January 15, 2013. Such payment shall be due within 10 days of execution of this First Amendment.

4.              In further consideration of this amendment concurrently with this amendment, MICHIGAN agrees to assign to LICENSEE the following [***]. LICENSEE shall reimburse MICHIGAN’S unreimbursed patent expenses of $2390.70 within ten (10) days of execution of this First Amendment.

5.              Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Amended Agreement as of the date and year first above-written.

ASCENTAGE PHARMA GROUP		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Kenneth J. Nisbet
Kenneth J. Nisbet

Title:	President & CEO	Title:	Assoc V.P. for Research, U-M Tech Transfer

SECOND AMENDMENT TO LICENSE AGREEMENT

This amendment, dated 2 February, 2016 (“EFFECTIVE DATE”), is by and between Ascentage Pharma Group (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS. LICENSEE and MICHIGAN entered into a license agreement dated 1 December 2010 and entered into a FIRST AMENDMENT dated 30 May. 2013 (collectively, the “License Agreement”); and

WHEREAS. MICHIGAN and LICENSEE desire to modify certain provisions of the License Agreement as provided herein.

WHEREAS. MICHIGAN and LICENSEE agree that any prior SECOND AMENDMENT signed between the parties is hereby terminated and null and void.

NOW THEREFORE., MICHIGAN and LICENSEE hereby agree as follows:

1.              Existing Paragraph 1.6 shall be deleted in its entirety and replaced with the following:

1.6            “NET SALES” means the amount billed or invoiced, and if any amount is not billed or invoiced, the amounts received, on sales, rental or lease, however characterized, by LICENSEE of LICENSED PRODUCTS and uses or licenses of LICENSED PROCESSES, less the following deductions (but only to the extent such sums are otherwise included in NET SALES and are not obtained in view of other consideration received by LICENSEE);

(a)             cash discounts actually granted to customers in such invoices for sales or lease of LICENSED PRODUCTS, but only in amounts customary in the trade;

(b)            sales, tariff duties and/or use taxes separately stated in such bills or invoices with reference to particular sales and actually paid by LICENSEE to a governmental unit:

(c)             actual freight expenses between LICENSEE and customers, to the extent such expenses are not charged to or reimbursed by customers; or

(d)            amounts actually refunded or credited on returns.

Where LICENSEE receives any consideration other than cash for such transactions, fair market cash value for such consideration, to be agreed upon by the parties hereto, shall be included in NET SALES.

2.              A new definition shall be added to Article 1 as follows:

1.11 “GROSS SUBLICENSING REVENUES” means all revenue or consideration due to LICENSEE from a SUBLICENSEE in consideration for rights under or relating to the PATENT RIGHTS (including, but not limited to, license issue fees, maintenance or annual minimum fees, amounts based on product sales, milestone payments, other royalties) whether received in cash or equity. GROSS SUBLICENSING REVENUES shall not include amounts that a SUBLICENSEE pays to LICENSEE that are specifically identified for research and development.

3.              Existing Paragraph 3.1 (c) shall be deleted in its entirety and replaced with the following:

3.1 (c) LICENSEE shall pay [***] of GROSS SUBLICENSE REVENUES to MICHIGAN.

In the event that GROSS SUBLICENSING REVENUES includes non-cash consideration (i.e., that LICENSEE enters into a sublicense in which a SUBLICENSEE is to pay LICENSEE consideration other than cash), MICHIGAN shall receive its percentage according to the following. In each such instance. LICENSEE shall direct and require SUBLICENSEE to directly transfer to MICHIGAN its share of the total non-cash consideration to be otherwise transferred to LICENSEE. within ten (10) days after said SUBLICENSEE transfers said non-cash consideration to LICENSEE. For example, if a SUBLICENSEE agrees to provide consideration in the form of stock in one or more tranches. LICENSEE shall direct and require SUBLICENSEE to directly transfer to MICHIGAN those number of shares of stock representing the appropriate percentage above by said deadline. LICENSEE shall make such transfer pursuant to. and subject in substance to the terms of. the form of Stock Transfer Agreement attached hereto as Appendix A (the “EQUITY TRANSFER AGREEMENT”).

4.              Existing Paragraph 4.2(e) shall be amended as follows:

4.2 (e) amounts due on payments from SUBLICENSEES under Paragraph 3.1 above, including supporting documentation, including but not limited to any non-cash consideration owed by a SUBLICENSEE to LICENSEE.

5.              Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Amended Agreement as of the date and year first above-written.

ASCENTAGE PHARMA GROUP		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Kenneth J. Nisbet
Kenneth J. Nisbet

Title:	Chairman & CEO	Title:	Assoc V.P. for Research, U-M Tech Transfer

THIRD AMENDMENT TO THE LICENSE AGREEMENT [***]

This Third Amendment to the LICENSE AGREEMENT (the ‘THIRD AMENDMENT”) is effective as of MAY 10, 2017 (the “EFFECTIVE DATE”) between Ascentage Pharma Group Limited (“LICENSEE”) having an address at 11/F, AXA Center, 151 Gloucester Road, Wanchai, Hong Kong and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having an address at 1600 Huron Parkway, 2nd Floor, Ann Arbor, MI 48109 (“MICHIGAN”, and together with the LICENSEE, the “PARTIES”).

WHEREAS, the PARTIES entered into a certain License Agreement dated December 1, 2010 (the “LICENSE AGREEMENT”), as amended by that certain First Amendment dated May 30, 2013 (the “FIRST AMENDMENT”), and amended by that certain Second Amendment dated Feb 2, 2016; and

WHEREAS, the LICENSE AGREEMENT included University of Michigan files [***], and the FIRST AMENDMENT added University of Michigan files [***]; and

WHEREAS, the PARTIES now desire to amend the LICENSE AGREEMENT to add University of Michigan Office of Technology Transfer files [***] to the PATENT RIGHTS as provided herein.

NOW THEREFORE, the PARTIES hereby agree as follows:

1.      The title of the LICENSE AGREEMENT is hereby deleted and replaced with the following:

LICENSE AGREEMENT

University of Michigan Files [***].

2.      SECTION 1.7 (a) is hereby deleted and replaced with the following:

“PATENT RIGHTS” means MICHIGAN’S legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)            the following United States and foreign patent(s) and/or patent application(s), and divisionals, continuations, (except continuations-in-part), and foreign counterparts of the same:

[***]

United States and foreign patent(s) and/or patent application(s), and divisionals, continuations, (except continuations-in-part), and foreign counterparts of the same which are directed to inventions disclosed to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the invention reports of the Office of Technology Transfer designated [***], titled [***].

[INTENTIONALLY BLANK]

3.      Except as specifically modified and amended above, all other terms and conditions of the LICENSE AGREEMENT remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the PARTIES have entered into this THIRD AMENDMENT to the LICENSE AGREEMENT as of the date above.

ASCENTAGE PHARMA GROUP		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Kenneth J. Nisbet

Name:	Dajun Yang, MD, PhD	Name:	Kenneth J. Nisbet

Title:	Chairman & CEO	Title:	Associate V.P. for Research, Technology Transfer

FORTH AMENDMENT TO THE LICENSE AGREEMENT [***]

This Forth Amendment to the LICENSE AGREEMENT (the ‘FORTH AMENDMENT”) is effective as of June 1, 2017 (the “EFFECTIVE DATE”) between Ascentage Pharma Group Limited ("LICENSEE") having an address at 11/F, AXA Center, 151 Gloucester Road, Wanchai, Hong Kong and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having an address at 1600 Huron Parkway, 2nd Floor, Ann Arbor, MI 48109 ("MICHIGAN", and together with the LICENSEE, the “PARTIES”).

WHEREAS, the PARTIES entered into a certain License Agreement dated December 1, 2010 (the “LICENSE AGREEMENT”), as amended by that certain First Amendment dated May 30, 2013 (the “FIRST AMENDMENT”), and amended by that certain Second Amendment dated Feb 2, 2016; and

WHEREAS, the LICENSE AGREEMENT included University of Michigan files [***], and the FIRST AMENDMENT added University of Michigan files [***]; and

WHEREAS, the PARTIES amended that certain LICENSE AGREEMENT on April 20, 2017 (the “THIRD AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the PARTIES have elected to amend that certain LICENSE AGREEMENT to add University of Michigan Office of Technology Transfer [***] to the PATENT RIGHTS, and to remove [***] from the PATENT RIGHTS.

NOW THEREFORE, the PARTIES hereby agree as follows:

1.     The title of the LICENSE AGREEMENT is hereby deleted and replaced with the following:

LICENSE AGREEMENT

University of Michigan Files [***]

2.      SECTION 1.7 (a) of the LICENSE AGREEMENT is hereby amended to add the following:

3.      [***] The LICENSE AGREEMENT is hereby amended to remove University of Michigan Office of Technology Transfer file [***] from the PATENT  RIGHTS.

4.      Except as specifically modified and amended above, all other terms and conditions of the LICENSE AGREEMENT remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the PARTIES have entered into this FORTH AMENDMENT to the LICENSE AGREEMENT as of the date above.

ASCENTAGE PHARMA GROUP LIMITED		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Richard A. Brandon

Name:	Dajun Yang, MD, PhD	Name:	Richard A. Brandon

Title:	Chairman & CEO	Title:	Interim Associate V.P. for Research, Technology Transfer

FIFTH AMENDMENT TO THE LICENSE AGREEMENT [***]

This Fifth Amendment to the LICENSE AGREEMENT (the ‘‘FIFTH AMENDMENT”) is effective as of December 17, 2018 (the “EFFECTIVE DATE”) between Ascentage Pharma Group Corp Limited (“LICENSEE”) having an address at 11/F, AXA Center, 151 Gloucester Road, Wanchai, Hong Kong and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having an address at 1600 Huron Parkway, 2nd Floor, Ann Arbor, MI 48109 (“MICHIGAN”, and together with the LICENSEE, the “PARTIES”).

WHEREAS, the PARTIES entered into a certain License Agreement dated December 1, 2010 (the “[***] LICENSE AGREEMENT”) that included University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the [***] LICENSE AGREEMENT was amended on May 30, 2013 (the “FIRST AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***], and amended on February 2, 2016 (the SECOND AMENDMENT”); and

WHEREAS, the PARTIES amended the [***] LICENSE AGREEMENT on April 20, 2017 (the “THIRD AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the PARTIES amended the [***] LICENSE AGREEMENT on June 1, 2017 (the “FOURTH AMENDMENT”) to add University of Michigan Office of Technology Transfer file [***]; and

WHEREAS, the PARTIES now have elected to amend the [***] LICENSE AGREEMENT (the “FIFTH AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***]; and

NOW THEREFORE, the PARTIES hereby agree as follows:

1.      The title of the LICENSE AGREEMENT is hereby deleted and replaced with the following:

LICENSE AGREEMENT

University of Michigan Files [***]

2.      SECTION 1.7 (a) is hereby amended to add the following:

[***]

3.      Except as specifically modified and amended above, all other terms and conditions of the LICENSE AGREEMENT remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the PARTIES have entered into this FIFTH AMENDMENT to the LICENSE AGREEMENT as of the date above.

ASCENT AGE PHARMA GROUP CORP LIMITED		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Kelly B. Sexton, PhD

Name:	Dajun Yang	Name:	Kelly B. Sexton, PhD

Title:	CEO	Title:	Associate Vice President for Research - Technology Transfer and
Innovation Partnerships

SIXTH AMENDMENT TO THE LICENSE AGREEMENT [***]

This sixth amendment to the [***] LICENSE AGREEMENT (the “SIXTH AMENDMENT”) is effective as of January 10, 2019 (the “EFFECTIVE DATE”) between Ascentage Pharma Group Corp Limited (“LICENSEE”) having an address at 11/F, AXA Center, 151 Gloucester Road, Wanchai, Hong Kong and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having an address at 1600 Huron Parkway, 2nd Floor, Ann Arbor, M| 48109 (“MICHIGAN”, and together with the LICENSEE, the “PARTIES”).

WHEREAS, the PARTIES entered into a certain License Agreement dated December 1, 2010 (the “[***] LICENSE AGREEMENT”) that included University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the [***] LICENSE AGREEMENT was amended on May 30, 2013 (the “FIRST AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***], and amended on February 2, 2016 (the SECOND AMENDMENT”); and

WHEREAS, the PARTIES amended the [***] LICENSE AGREEMENT on April 20, 2017 (the “THIRD AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the PARTIES amended the 4139 LICENSE AGREEMENT on June 1, 2017 (the “FOURTH AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***]; and

WHEREAS, the PARTIES amended the [***] LICENSE AGREEMENT on December 17, 2018 (the “FIFTH AMENDMENT”) to add University of Michigan Office of Technology Transfer files [***], however the FIFTH AMENDMENT did not acknowledge certain parts of the FOURTH AMENDMENT, therefore the Parties wish to terminate the FIFTH AMENDMENT; and

WHEREAS, the PARTIES now wish to amend the [***] LICENSE AGREEMENT with this SIXTH AMENDMENT.

NOW THEREFORE, the PARTIES hereby agree to amend the [***] LICENSE AGREEMENT as follows:

1.      The FIFTH AMENDMENT is hereby terminated as of the EFFECTIVE DATE in its entirety nunc pro tunc.

2.      The title of the [***] LICENSE AGREEMENT is hereby deleted and replaced with the following:

[***] LICENSE AGREEMENT

University of Michigan Files [***]

3.      SECTION 1.7 (a) is hereby amended to add the following:

[***]

4.      [***] Except as specifically modified and amended above, all other terms and conditions of the [***] LICENSE AGREEMENT remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the PARTIES have entered into this SIXTH AMENDMENT to the [***] LICENSE AGREEMENT as of the date above.

ASCENTAGE PHARMA GROUP CORP LIMITED		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Kelly B. Sexton

Name:	Dajun Yang	Name:	Kelly B. Sexton, PhD

Title:	Chief Executive Officer	Title:	Associate Vice President for Research - Technology Transfer and
Innovation Partnerships

NOVEMBER 2020 AMENDMENT TO THE LICENSE AGREEMENT [***]

This Amendment to the LICENSE AGREEMENT (the ‘NOVEMBER 2020 AMENDMENT”) is effective as of November 30, 2020 (the “EFFECTIVE DATE”) between Ascentage Pharma Group Corp Limited (“LICENSEE”) having an address at 9/F, Wah Yuen Building 149 Queen’s Road Central, Hong Kong and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having an address at 1600 Huron Parkway, 2nd Floor, Ann Arbor, MI 48109 (“MICHIGAN”, and together with the LICENSEE, the “PARTIES”).

WHEREAS, the PARTIES entered into a certain License Agreement dated December 1, 2010 (the “LICENSE AGREEMENT”), as amended by that certain FIRST AMENDMENT dated May 30, 2013, amended by that certain SECOND AMENDMENT dated February 2, 2016, amended by that certain THIRD AMENDMENT dated May 10, 2017, amended by that certain FOURTH AMENDMENT dated June 1, 2017, amended by that certain FIFTH AMENDMENT dated August 9, 2018, amended by an amendment dated December 17, 2018 that inadvertently was entitled “Fifth Amendment”, and amended by that certain SIXTH AMENDMENT dated January 10, 2019 (even though it was the seventh instance the license was amended) which was executed to eliminate the effects of the December 17, 2018 amendment.

WHEREAS, the LICENSE AGREEMENT included University of Michigan files [***], and the PARTIES with execution of the FIRST, SECOND, THIRD, FOURTH, FIFTH, and SIXTH AMENDMENTS together with this NOVEMBER 2020 AMENDMENT have added PATENT RIGHTS claiming inventions described in University of Michigan Office of Technology Transfer [***] to the LICENSE AGREEMENT; and

WHEREAS, the PARTIES now desire to amend the LICENSE AGREEMENT by this SEVENTH AMENDMENT to correct some errors in the amendments and to assure and confirm that all inventions that have been developed and optioned under sponsored research agreements with MICHIGAN and associated PATENT RIGHTS have been added to the LICENSE AGREMENT.

NOW THEREFORE, the PARTIES hereby agree as follows:

1.            The title of the LICENSE AGREEMENT is hereby deleted and replaced with the following:

LICENSE AGREEMENT

University of Michigan Files [***] SECTION 1.7 (a) is hereby deleted and replaced with the following:

“PATENT RIGHTS” means MICHIGAN’S legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)	the following United States and foreign patent(s) and/or patent application(s), and divisionals, continuations, (except continuations-in-part), and foreign counterparts of the same:

[***] and

United States and foreign patent(s) and/or patent application(s) (and divisionals, continuations, (except continuations-in-part), and foreign counterparts (including, for the sake of clarity, all foreign national cases claiming priority to the identified PCT applications of the same) which are directed to inventions disclosed to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the invention reports of the Office of Technology Transfer designated by

[***] and

(b)	United States and foreign patent issued from the applications listed in subparagraph 1.7(a) above, including any reissued or reexamined patents based upon the same.

2.             Except as specifically modified and amended above, all other terms and conditions of the LICENSE AGREEMENT remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the PARTIES have entered into this NOVEMBER 2020 AMENDMENT to the LICENSE AGREEMENT as of the date above.

ASCENT AGE PHARMA GROUP CORP LIMITED		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Dajun Yang	By:	/s/ Bryce Pilz

Name:	Dajun Yang	Name:	Bryce Pilz

Title:	CEO & Chairman	Title:	Director, U-M Technology Transfer